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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, providing for the issuance of
                    Asset-Backed Certificates, Series 2002-1)

             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

              Delaware                     333-41712                  33-0917586
  -----------------------------          ------------           ----------------------
  (State or Other Jurisdiction            (Commission              (I.R.S. Employer
         of Incorporation)                File Number)           Identification Number)

       1100 Town & Country Road
              Suite 1600
         Orange, California                                              92868
---------------------------------------                         -----------------------
(Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

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Item 5. Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 12, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "2002-1 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2002, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S Certificates (the "Fannie Mae Certificates"), Bankers Trust Company of California, N.A. as trust administrator and First Union National Bank as trustee. Fannie Mae will exchange Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T5 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated March 22, 2002 among Fannie Mae, Registrant, Master Servicer and Deutsche Banc Alex. Brown ("DBAB"). The Registrant, Master Servicer and DBAB, as representative of itself, Banc of America Securities LLC, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. have entered into an Underwriting Agreement dated March 22, 2002 for the purchase of the Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-A4 Certificates, Class II-S Certificates, Class II-M1 Certificates, Class M-2 Certificates, Class M-3 Certificates, and Class II-M4 Certificates (the "Offered Certificates", collectively with the Guaranteed Certificates the "Underwritten Certificates"). The Series 2002-1 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         DBAB has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by DBAB. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by DBAB at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 7. Financial Statements and Exhibits.

             (a)  Not applicable

             (b)  Not applicable

             (c)  Exhibits

                Exhibit No.                                       Description
                ----------                                        -----------
                    99.1             Computations Materials (as defined in Item 5) that have been provided by Deutsche Banc Alex. Brown to certain  prospective purchasers of
                                     Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series
                                     2002-1

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 25, 2002

                                       LONG BEACH SECURITIES CORP.

                                       By: /s/ Jeffery A Sorensen
                                          --------------------------------
                                       Name:  Jeffery A Sorensen
                                       Title: Vice President

                                Index to Exhibits


                                                                                                Sequentially
        Exhibit No.                               Description                                   Numbered Page
        -----------                               -----------                                   -------------
           99.1              Computations Materials (as defined in Item 5) that                       P
                             have been provided by Deutsche Banc Alex. Brown to
                             certain prospective purchasers of Long Beach Mortgage
                             Loan Trust Asset-Backed Certificates, Series 2002-1